Exhibit 4.4(b)

THE SOUTHERN COMPANY
TO
WELLS FARGO BANK, NATIONAL ASSOCIATION,
TRUSTEE
_______________
SEVENTH SUPPLEMENTAL INDENTURE
DATED AS OF AUGUST 16, 2019
_______________
$862,500,000
SERIES 2019B REMARKETABLE JUNIOR SUBORDINATED NOTES
DUE AUGUST 1, 2027

TABLE OF CONTENTS

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1This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

TABLE OF CONTENTS
(continued)
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EXHIBIT A	Form of Series 2019B Note and Trustee's Certificate of Authentication
EXHIBIT B	Form of Series 2019B Note and Trustee's Certificate of Authentication following a Successful Remarketing
EXHIBIT C	Form of Put Notice

THIS SEVENTH SUPPLEMENTAL INDENTURE is made as of the 16th day of August, 2019, by and between THE SOUTHERN COMPANY, a Delaware corporation, 30 Ivan Allen Jr. Blvd., N.W., Atlanta, Georgia 30308 (the “Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, 150 East 42nd Street, 40th Floor, New York, New York 10017 (the “Trustee”).
W I T N E S S E T H:
WHEREAS, the Company has heretofore entered into a Subordinated Note Indenture, dated as of October 1, 2015 (the “Original Indenture”), with Wells Fargo Bank, National Association;
WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as heretofore supplemented and as further supplemented by this Seventh Supplemental Indenture, and as it may be hereafter supplemented or amended from time to time in accordance herewith and therewith, is herein called the “Indenture”;
WHEREAS, under the Original Indenture, a new series of Junior Subordinated Notes may at any time be established pursuant to a supplemental indenture executed by the Company and the Trustee;
WHEREAS, the Company proposes to create under the Indenture a new series of Junior Subordinated Notes;
WHEREAS, additional Junior Subordinated Notes of other series hereafter established, except as may be limited in the Original Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and
WHEREAS, all conditions necessary to authorize the execution and delivery of this Seventh Supplemental Indenture and to make it a valid and binding obligation of the Company have been done or performed.
NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
DEFINITIONS
SECTION 101.     Definition of Terms. For all purposes of this Seventh Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(a)    the capitalized terms not otherwise defined herein shall have the meanings set forth in the Original Indenture or, if not defined in the Original Indenture, in the Purchase Contract and Pledge Agreement;

(b)    the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
(c)    all other terms used herein which are defined in the Trust Indenture Act of 1939, as amended, whether directly or by reference therein, have the meanings assigned to them therein;
(d)    a reference to a Section or Article is to a Section or Article of this Seventh Supplemental Indenture unless otherwise stated;
(e)    the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Seventh Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision;
(f)    headings are for convenience of reference only and do not affect interpretation;
“Additional Interest” shall have the meaning set forth in Section 401.
“Applicable Law” shall have the meaning set forth in Section 1002.
“Business Day” means any day that is not a Saturday or Sunday or a day on which banking institutions in the City of New York, New York or Hartford, Connecticut are authorized or required by law or executive order to close or a day on which the Trustee’s Corporate Trust Office is closed for business. The definition of “Business Day” in Section 101 of the Original Indenture shall not apply with respect to the Series 2019B Notes, and any reference in the Original Indenture to such provision shall, for purposes of the Series 2019B Notes, be deemed to refer instead to the definition of “Business Day” set forth herein.
“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) shares issued by that Person.
“Code” shall have the meaning set forth in Section 1002.
“Deferral Period” means the period beginning on the Interest Payment Date for which the Company has elected to defer the Interest Payment in accordance with Section 401 and ending on the earlier of (a) the next Interest Payment Date on which all Additional Interest has been paid in full and (b)(i) the Purchase Contract Settlement Date, in the case of a Deferral Period that begins prior to the Purchase Contract Settlement Date, or (ii) the Stated Maturity, in the case of a Deferral Period that begins after the Purchase Contract Settlement Date.
“Equity Unit” shall have the meaning set forth in the Underwriting Agreement.
“Global Note” shall have the meaning set forth in Section 204.
“Holder” means (i) with respect to the Corporate Units or the Treasury Units, such term as defined in the Purchase Contract and Pledge Agreement and (ii) with respect to the Series 2019B

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Notes, the Person in whose name at the time a particular Series 2019B Note is registered on the books of the Trustee kept for that purpose.
“Increased Principal Amount” shall have the meaning set forth in Section 209.
“Interest Payment” means, with respect to any Interest Payment Date, the interest payment on the Series 2019B Notes due on such Interest Payment Date.
“Interest Payment Date” shall have the meaning set forth in Section 205.
“Interest Period” means, with respect to any Interest Payment Date, the period from and including the immediately preceding Interest Payment Date (or if none, August 16, 2019) to, but excluding, such Interest Payment Date.
“Original Issue Date” means August 16, 2019.
“Pledged Note” shall have the meaning set forth in Section 209.
“Purchase Contract and Pledge Agreement” means the Purchase Contract and Pledge Agreement, dated as of August 16, 2019, between the Company and U.S. Bank National Association, as purchase contract agent, collateral agent, custodial agent and securities intermediary, as amended from time to time.
“Put Price” shall have the meaning set forth in Section 905.
“Put Right” shall have the meaning set forth in Section 905.
“Put Right Default” shall have the meaning set forth in Section 206.
“Reduced Principal Amount” shall have the meaning set forth in Section 209.
“Regular Record Date” means, with respect to any Interest Payment Date for the Series 2019B Notes, the 15th day of the calendar month immediately preceding the calendar month in which the applicable Interest Payment Date falls (or, if such day is not a Business Day, the next preceding Business Day); provided that if any of the Series 2019B Notes or the Corporate Units are held by a securities depository in book-entry form, the Regular Record Date for such Series 2019B Notes will be the close of business on the Business Day immediately preceding the applicable Interest Payment Date.
“Released Note” shall have the meaning set forth in Section 209.
“Remarketed Notes” means, with respect to all Remarketings during any Applicable Remarketing Period, the aggregate principal amount of Series 2019B Notes underlying the Pledged Applicable Ownership Interests in Notes and the Separate Notes, if any, subject to Remarketing as identified to the Remarketing Agent(s) by the Purchase Contract Agent and the Custodial Agent, respectively, in each case pursuant to the terms of the Purchase Contract and Pledge Agreement.
“Remarketing Agent(s)” means the Remarketing Agent(s) appointed by the Company,

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pursuant to the Remarketing Agreement.
“Securities Rate” shall have the meaning set forth in Section 205.
“Series 2019B Notes” shall have the meaning set forth in Section 201.
“Stated Maturity” shall have the meaning set forth in Section 202.
“Subjected Note” shall have the meaning set forth in Section 209.
“Underwriting Agreement” means the Underwriting Agreement, dated August 16, 2019, among the Company and the underwriters named therein, for whom Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC are acting as representatives, for the sale of 34,500,000 of the Company’s 2019 Series A Corporate Units.
The terms “Company,” “Indenture,” “Original Indenture” and “Trustee” shall have the respective meanings set forth in the recitals to this Seventh Supplemental Indenture.
ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE SERIES 2019B NOTES
SECTION 201.     Designation and Principal Amount. There is hereby established a new series of Junior Subordinated Notes to be issued under the Indenture, to be designated as the Company’s Series 2019B Remarketable Junior Subordinated Notes due August 1, 2027 (the “Series 2019B Notes”) in the initial aggregate principal amount of $862,500,000, which amount shall be set forth in any written orders of the Company for the authentication and delivery of Series 2019B Notes pursuant to Section 301 of the Original Indenture and Section 601 hereof. For the avoidance of doubt, no additional Series 2019B Notes may be issued following the Original Issue Date.
SECTION 202.     Stated Maturity. The “Stated Maturity” of the Series 2019B Notes is August 1, 2027, which may not be shortened or extended. For the avoidance of doubt, with respect to the Series 2019B Notes, the term “Stated Maturity” refers only to the date on which principal is due and payable as set forth in this Section 202.
SECTION 203.     Form of Payment; Minimum Transfer Restriction.
(a)    Except as provided in Section 204, the Series 2019B Notes shall be issued in fully registered definitive form without coupons. All Series 2019B Notes shall have identical terms. Series 2019B Notes corresponding to Applicable Ownership Interests in Notes that are components of Corporate Units shall be registered in the name of the Purchase Contract Agent. Principal of the Series 2019B Notes will be payable (subject to the last sentence of this Section 203(a)), the transfer of such Series 2019B Notes will be registrable, and such Series 2019B Notes will be exchangeable for Series 2019B Notes of a like aggregate principal amount bearing identical terms and provisions, at the Corporate Trust Office of the Trustee; provided, however, that, except as otherwise provided in the form of Series 2019B Note attached hereto as Exhibit A, payment of interest will be made by check mailed to the address of the Person entitled thereto as such address

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shall appear in the Security Register or, if such Person so requests and designates an account in writing to the Trustee at least five Business Days prior to the relevant Interest Payment Date, by wire transfer to such account, and provided, further, that the Company, in its discretion may remove the Paying Agent and may appoint one or more additional Paying Agents (including the Company or any of its affiliates). Payments with respect to any Global Note or any Series 2019B Note corresponding to Applicable Ownership Interests in Notes that are components of Corporate Units will be made by wire transfer to the Depository or in accordance with any other applicable procedures of the Depository.
(b)    The Series 2019B Notes shall be issuable in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof; provided, however, that upon the release by the Collateral Agent of Series 2019B Notes underlying the Pledged Applicable Ownership Interests in Notes in accordance with Section 3.15 of the Purchase Contract and Pledge Agreement, if any Holder or Beneficial Owner shall be entitled to receive Series 2019B Notes in an aggregate principal amount that is not an integral multiple of $1,000, the Purchase Contract Agent shall request, on behalf of such Holder or Beneficial Owner, that the Company issue Series 2019B Notes in denominations of $25, or integral multiples thereof, in exchange for Series 2019B Notes in denominations of $1,000 or integral multiples thereof. The second paragraph of Section 201 of the Original Indenture shall not apply with respect to the Series 2019B Notes, and any reference in the Original Indenture to such provision shall, for purposes of the Series 2019B Notes, be deemed to refer instead to this Section 203(b).
SECTION 204.     Exchange and Registration of Transfer of Series 2019B Notes; Restrictions on Transfer; Depositary. Series 2019B Notes corresponding to Applicable Ownership Interests in Notes that are no longer a component of the Corporate Units and are released from the Collateral Account will be initially issued in permanent global form (a “Global Note”), and if issued as one or more Global Notes, the Depository shall be The Depository Trust Company or such other depository that is a clearing agency registered under Section 17A of the Exchange Act as any officer of the Company may from time to time designate. On the date on which the Series 2019B Notes registered in the name of the Purchase Contract Agent pursuant to Section 203 are issued, the Company shall also issue one or more Global Notes, registered in the name of the Depository or its nominee, each having a zero principal balance. Upon the creation of Treasury Units, or the re-creation of Corporate Units or in any other case where the Collateral Agent releases Series 2019B Notes underlying the Pledged Applicable Ownership Interests in Notes, an appropriate annotation shall be made on the Schedule of Increases or Decreases in Series 2019B Note on the Global Notes held by the Depository and on the Pledged Note held by the Collateral Agent. Except upon recreation of Corporate Units, Series 2019B Notes represented by the Global Notes will be exchangeable for Series 2019B Notes in certificated form only (x) if the Depository (A) has notified the Company that it is unwilling or unable to continue as depository for the Global Notes or (B) has ceased to be a “clearing agency” registered under the Exchange Act and, in either case, a successor depository that is a clearing agency registered under Section 17A of the Exchange Act is not appointed by the Company within 90 days after such notice or cessation, or (y) upon the occurrence and during the continuance of Event of Default or any other event that after notice or lapse of time, would constitute an Event of Default with respect to the Series 2019B Notes and any beneficial owner of a Global Note requests that its beneficial interest be exchanged for a Series 2019B Note in certificated form; provided, subject to Section 203, that the Series 2019B Notes in certificated form so issued in exchange for the Global Notes shall be in denominations of $1,000

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or any whole multiple of $1,000 above that amount and shall be of like aggregate principal amount and tenor as the portion of the Global Note to be exchanged. Except as provided above, owners of beneficial interest in a Global Note will not be entitled to receive physical delivery of Series 2019B Notes in certificated form and will not be considered the Holders thereof for any purpose under the Indenture. Any Global Note that is exchangeable pursuant to clause (x) of the fourth sentence of this Section 204 shall be exchangeable for Series 2019B Notes in certificated form registered in such names as the Depository shall direct. The second sentence of Section 203(c)(1) of the Original Indenture shall not apply with respect to the Series 2019B Notes, and any reference in the Original Indenture to such provision shall, for purposes of the Series 2019B Notes, be deemed to refer instead to the fourth sentence of this Section 204.
SECTION 205.     Interest.
(a)    Subject to Article 4 and Section 904, interest on the Series 2019B Notes shall be payable quarterly in arrears on February 1, May 1, August 1, and November 1 of each year (each, subject to adjustment in accordance with Section 205(b), an “Interest Payment Date”), commencing November 1, 2019, and at Stated Maturity, to the Person in whose name the relevant Series 2019B Notes are registered at the close of business on the Regular Record Date for such Interest Payment Date except that interest payable at the Stated Maturity or on any Redemption Date shall be paid to the Person to whom principal is payable. Interest shall be calculated on the basis of a 360-day year of twelve 30-day months, and with respect to any period less than a full calendar month, on the basis of the actual number of days elapsed per 30-day month. If any Interest Payment Date, any Redemption Date, the Stated Maturity or the date (if any) on which the Company is required to purchase the Series 2019B Notes pursuant to Section 905 is not a Business Day, then the applicable payment shall be made on the next succeeding day that is a Business Day and no interest shall accrue or be paid in respect of such delay. Section 113 of the Original Indenture is hereby superseded in its entirety, with respect to the Series 2019B Notes, by the immediately preceding sentence.
(b)    The Series 2019B Notes will bear interest initially at the rate of 2.70% per year (the “Securities Rate”) from and including August 16, 2019 to, but excluding, the date the principal amount thereof is paid or made available for payment, or in the event of a Successful Remarketing, the Remarketing Settlement Date. In the event of a Successful Remarketing of the Series 2019B Notes, the interest rate applicable to the Series 2019B Notes may be reset by the Remarketing Agent(s) to the applicable Reset Rate with effect from the Remarketing Settlement Date, as set forth in Section 903. If the interest rate is so reset, the Series 2019B Notes will bear interest at the applicable Reset Rate from, and including, the Remarketing Settlement Date to, but excluding, the date the principal amount thereof is paid or made available for payment. In the event of a Successful Remarketing, following the applicable Remarketing Settlement Date, interest on Series 2019B Notes will be payable semi-annually on February 1 and August 1. If there is no Successful Remarketing, the interest rate will not be reset, the Interest Payment Dates shall remain the same and the Series 2019B Notes shall continue to bear interest at the Securities Rate. The Series 2019B Notes shall bear interest, to the extent permitted by law, on any overdue principal and interest at the Securities Rate, unless a Successful Remarketing shall have occurred, in which case on and after the Remarketing Settlement Date the Series 2019B Notes shall bear interest, to the extent permitted by law, on any overdue principal and interest at the Reset Rate.

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SECTION 206.     Events of Default. An Event of Default as defined in the Original Indenture shall be an Event of Default with respect to the Series 2019B Notes provided that the nonpayment of interest for so long as and to the extent that interest is permitted to be deferred pursuant to Article 4 herein shall not be deemed to be a default in the payment of interest for the purposes of Article Five of the Original Indenture and shall not otherwise be deemed an Event of Default with respect to the Series 2019B Notes. In addition, an Event of Default with respect to the Series 2019B Notes will occur if the Company fails to pay the Put Price of any Series 2019B Note on the Purchase Contract Settlement Date after a Holder’s Put Right has been exercised pursuant to Section 905 (“Put Right Default”). For the avoidance of doubt, and without prejudice to any other remedies that may be available to the Trustee or the Holders of the Series 2019B Notes, no breach by the Company of any covenant or obligation under the Original Indenture or the terms of the Series 2019B Notes shall be an Event of Default except those that are specifically identified as an Event of Default under the Original Indenture (including, for the avoidance of doubt in Section 501(5) of the Original Indenture) or a Put Right Default.
SECTION 207.     No Defeasance. The provisions of Section 401 of the Original Indenture shall not apply to the Series 2019B Notes to the extent the provisions of Section 401 would allow for satisfaction and discharge of the Series 2019B Notes prior to the Stated Maturity.
SECTION 208.     No Sinking Fund or Repayment at Option of the Holder. The Series 2019B Notes shall not be subject to any sinking fund or analogous provision and, except in the case of the Put Right, shall not be repayable at the option of a Holder thereof prior to the Stated Maturity.
SECTION 209.     Increase and Decrease in Pledged Notes. In the event that any Series 2019B Notes underlying Pledged Applicable Ownership Interests in Notes with respect to any Corporate Units in global form are to be released from the Pledge following a Termination Event, Collateral Substitution, Cash Settlement, Successful Remarketing, Early Settlement or Fundamental Change Early Settlement pursuant to the Purchase Contract and Pledge Agreement (a “Released Note”), such release and delivery shall be evidenced by an endorsement by the Collateral Agent on the Series 2019B Note held by the Collateral Agent (the “Pledged Note”) reflecting a reduction in the principal amount of such Pledged Note equal in amount (the “Reduced Principal Amount”) to the principal amount of the Released Note. The Collateral Agent shall confirm any such Reduced Principal Amount by delivering a photocopy of such endorsement made on the Pledged Note evidencing such Reduced Principal Amount to (i) the Trustee at the facsimile number, email address or other address of the Trustee provided for notices to the Trustee in Section 105 of the Original Indenture (or at such other facsimile number, email address or other address as the Trustee shall provide to the Collateral Agent) and (ii) the Company at the facsimile number, email address or other address of the Company for notices to the Company on the signature page of the Purchase Contract and Pledge Agreement (or at such other facsimile number, email address or other address as the Company shall provide to the Collateral Agent). Upon receipt of such confirmation, the Company shall deliver an instruction letter to the Collateral Agent to deliver the Pledged Note (which will be evidenced by the original definitive note held by the Collateral Agent) to the Trustee along with an instruction to coordinate the specified decrease in the Pledged Notes and the corresponding increase in the Global Security in an amount equal to the Reduced Principal Amount in accordance with the procedures of the Depository, and the Trustee shall make an endorsement on such Global Security to reflect such increase. The Trustee shall then promptly

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return the Pledged Notes to the Collateral Agent. Unless the principal balance of the Pledged Notes is to be reduced to $0 in connection therewith, the Collateral Agent, before delivering the Pledged Note to the Trustee, shall take any such actions reasonably requested by the Company in writing to ensure that the perfection and priority of the Collateral Agent’s security interest in the Pledged Notes is not impaired in any way, including, without limitation, the filing of any UCC financing statement with respect to the Pledged Notes; provided that other than taking such reasonably requested action, the Collateral Agent shall not otherwise be responsible for perfecting, maintaining, monitoring, preserving or protecting the security interest or lien granted under the Purchase Contract and Pledge Agreement. In the event that a Series 2019B Note is transferred to the Collateral Agent pursuant to Section 3.14 of the Purchase Contract and Pledge Agreement (a “Subjected Note”) in connection with the re-creation of Corporate Units, such transfer shall be evidenced by an endorsement by the Collateral Agent on the Pledged Note held by the Collateral Agent reflecting an increase in the principal amount of such Pledged Note equal in amount (the “Increased Principal Amount”) to the principal amount of such Subjected Note. The Collateral Agent shall confirm any such Increased Principal Amount by delivering a photocopy of such endorsement made on the Pledged Note evidencing such Increased Principal Amount to (i) the Trustee at the facsimile number, email address or other address of the Trustee provided for notices to the Trustee in Section 105 of the Original Indenture (or at such other facsimile number, email address or other address as the Trustee shall provide to the Collateral Agent) and (ii) the Company at the facsimile number, email address or other address of the Company for notices to the Company on the signature page of the Purchase Contract and Pledge Agreement (or at such other facsimile number, email address or other address as the Company shall provide to the Collateral Agent). Upon receipt of such confirmation, the Company shall deliver an instruction letter to the Collateral Agent to deliver the Pledged Note (which will be evidenced by the original definitive note held by the Collateral Agent) to the Trustee along with an instruction to coordinate the specified increase in the Pledged Notes and the corresponding decrease in the Global Security in an amount equal to the Increased Principal Amount in accordance with the procedures of the Depository, and the Trustee shall make an endorsement on such Global Security to reflect such decrease. The Trustee shall then promptly return the Pledged Notes to the Collateral Agent. The Collateral Agent, before delivering the Pledged Note to the Trustee, shall take any such actions reasonably requested by the Company in writing to ensure that the perfection and priority of the Collateral Agent’s security interest in the Pledged Notes is not impaired in any way, including, without limitation, the filing of any UCC financing statement with respect to the Pledged Notes; provided that other than taking such reasonably requested action, the Collateral Agent shall not otherwise be responsible for perfecting, maintaining, monitoring, preserving or protecting the security interest or lien granted under the Purchase Contract and Pledge Agreement.
SECTION 210.     No Additional Amounts. The Company will not pay any additional amounts to any Holder in respect of any tax, assessment or governmental charge.
SECTION 211.     Reserved.
SECTION 212.     Reserved.
SECTION 213.     Reserved.
SECTION 214.     Reserved.

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SECTION 215.     Ranking; Subordination. For the avoidance of doubt, the Series 2019B Notes shall rank on a parity with all Securities of other series issued under the Original Indenture, as well as the CAP Obligations.
ARTICLE 3

REDEMPTION OF THE SERIES 2019B NOTES
SECTION 301.     Optional Redemption by the Company in the event of Failed Final Remarketing. The Company may redeem the Series 2019B Notes at its option only if there has been a Failed Final Remarketing. In the event of a Failed Final Remarketing, any Series 2019B Notes that remain outstanding after the Purchase Contract Settlement Date will be redeemable on or after August 1, 2024 at the Company’s option, in whole or in part, at any time and from time to time, upon not less than 30 nor more than 60 days’ notice, at a Redemption Price equal to the principal amount of the Series 2019B Notes being redeemed plus accrued and unpaid interest (including any Additional Interest), if any, on the Series 2019B Notes being redeemed, to but excluding the Redemption Date. If the Company redeems fewer than all of the outstanding Series 2019B Notes, the Trustee will select the Series 2019B Notes to be redeemed pursuant to Section 1103 of the Original Indenture. The Company may at any time irrevocably waive the right to redeem the Series 2019B Notes for any specified period (including the remaining term of the Series 2019B Notes). The Company shall not redeem the Series 2019B Notes if the Series 2019B Notes have been accelerated and such acceleration has not been rescinded or unless all accrued and unpaid interest has been paid in full on all outstanding Series 2019B Notes for all Interest Periods terminating on or prior to the Redemption Date. Following a successful remarketing of the Series 2019B Notes, the Series 2019B Notes will cease to be redeemable at the Company’s option. Notice of redemption shall be given as provided in Section 1104 of the Original Indenture.

ARTICLE 4

OPTION TO DEFER INTEREST PAYMENTS
SECTION 401.     Option to Defer Interest Payments.
(a)    The Company may elect at one or more times to defer payment of interest on the Series 2019B Notes (such deferred interest, including compounded interest thereon as provided in Section 401(b), the “Additional Interest”) by extending the interest payment period for one or more consecutive Interest Periods; provided that the interest payable on the Purchase Contract Settlement Date or the Maturity Date may not be deferred, and no Interest Payment may be deferred beyond the Purchase Contract Settlement Date, in the case of a Deferral Period that begins prior to the Purchase Contract Settlement Date, or the Maturity Date, in the case of a Deferral Period that begins after the Purchase Contract Settlement Date. Furthermore, in the event of a Successful Remarketing, following the applicable Remarketing Settlement Date, the Company shall have no right to defer the payment of interest on the Series 2019B Notes. If all Additional

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Interest has been paid and the Company still has the right to defer the payment of interest, the Company may again defer Interest Payments subject to and in accordance with the terms of this Section 401.
(b)    Deferred interest on the Series 2019B Notes will bear interest at the interest rate applicable to the Series 2019B Notes, and subject to applicable law, such interest will be compounded on each Interest Payment Date to, but excluding, the Interest Payment Date on which such deferred interest is paid.
(c)    If a Deferral Period is continuing with respect to the Series 2019B Notes or the Company has given notice of a Deferral Period but such Deferral Period has not yet commenced, then until all Additional Interest has been paid, the Company will not:
(i)    declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of its Capital Stock;
(ii)    make any payment of principal of, or interest or premium, if any, on, or repay, repurchase or redeem any of its debt securities ranking on a parity with, or ranking junior to, the Series 2019B Notes (including debt securities of other series issued under the Original Indenture); or
(iii)    make any guarantee payments on any guarantee of debt securities if such guarantee ranks on a parity with or junior to the Series 2019B Notes.
(d)    However, the foregoing provisions of Section 401(c) shall not prevent or restrict the Company from making:
(i)    purchases, redemptions or other acquisitions of its Capital Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors, agents or consultants or a stock purchase or dividend reinvestment plan, or the satisfaction of its obligations pursuant to any contract or security outstanding on the date that the payment of interest is deferred requiring it to purchase, redeem or acquire its Capital Stock;
(ii)    any payment, repayment, redemption, purchase, acquisition or declaration of dividends described in clause (c)(i) above as a result of a reclassification of its Capital Stock, or the exchange or conversion of all or a portion of one class or series of its Capital Stock for another class or series of its Capital Stock;
(iii)    the purchase of fractional interests in shares of its Capital Stock pursuant to the conversion or exchange provisions of its Capital Stock or the security being converted or exchanged, or in connection with the settlement of stock purchase contracts outstanding on the date that the payment of interest is deferred;
(iv)    dividends or distributions paid or made in its Capital Stock (or rights to acquire its Capital Stock), or repurchases, redemptions or acquisitions of Capital Stock in connection with the issuance or exchange of Capital Stock (or of securities convertible

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into or exchangeable for shares of its Capital Stock) and distributions in connection with the settlement of stock purchase contracts outstanding on the date that the payment of interest is deferred;
(v)    redemptions, exchanges or repurchases of, or with respect to, any rights outstanding under a shareholder rights plan outstanding on the date that the payment of interest is deferred or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future;
(vi)    payments on the Series 2019B Notes, any trust preferred securities, subordinated notes or junior subordinated notes, or any guarantees of any of the foregoing, in each case ranking on a parity with the Series 2019B Notes, so long as the amount of payments made on account of such securities or guarantees is paid on all such securities and guarantees then outstanding on a pro rata basis in proportion to the full payment to which each series of such securities and guarantees is then entitled if paid in full; provided that, for the avoidance of doubt, the Company will not be permitted under the Indenture to make interest payments on the Series 2019B Notes in part; or
(vii)    any payment of deferred interest or principal on, or repayment, redemption or repurchase of, securities ranking on a parity with or ranking junior to the Series 2019B Notes that, if not made, would cause the Company to breach the terms of the instrument governing such parity or junior securities.
(e)    In the event that the Company elects to defer any Interest Payment, the Company shall notify the Trustee and the Holders in writing of such election at least one Business Day prior to the Regular Record Date for the Interest Payment Date on which the Company intends to begin a Deferral Period; provided, however, that the Company’s failure to pay the interest owed on a particular Interest Payment Date shall also constitute the commencement of a Deferral Period, unless such interest is paid within five Business Days after such Interest Payment Date, whether or not the Company provides a notice of deferral.
(f)    The Company may pay Additional Interest in cash on any scheduled Interest Payment Date occurring on or prior to (i) the Purchase Contract Settlement Date, in the case of a Deferral Period that begins prior to the Purchase Contract Settlement Date, or (ii) the Stated Maturity, in the case of a Deferral Period that begins after the Purchase Contract Settlement Date; provided that in order to end a Deferral Period on any scheduled Interest Payment Date other than the Purchase Contract Settlement Date or the Stated Maturity, the Company must deliver written notice thereof to Holders of the Series 2019B Notes and the Trustee on or before the relevant Regular Record Date. Additional Interest paid on any Interest Payment Date shall be payable to the Person in whose name the Series 2019B Notes are registered at the close of business on the Regular Record Date next preceding such Interest Payment Date.
(g)    In the event there is any Additional Interest outstanding, the Company may not elect to conduct an Optional Remarketing.
(h)    Notwithstanding anything to the contrary herein, in connection with any Successful Final Remarketing of the Series 2019B Notes, all accrued and unpaid Additional

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Interest, calculated to, but excluding, the Purchase Contract Settlement Date at the Securities Rate, shall be paid to the Holders of Series 2019B Notes (whether or not such Series 2019B Notes were remarketed in such Remarketing), as of the applicable Regular Record Date, on the Purchase Contract Settlement Date in cash.
ARTICLE 5

FORM OF SERIES 2019B NOTE
SECTION 501.     Form of Series 2019B Note. The Series 2019B Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form attached hereto as Exhibit A. Following a Successful Remarketing pursuant to Article 9, the Series 2019B Notes and the Trustee’s Certificate of Authentication to be endorsed thereon shall be amended and restated substantially in the form attached hereto as Exhibit B.
ARTICLE 6

ORIGINAL ISSUE OF SERIES 2019B NOTES
SECTION 601.     Original Issue of Series 2019B Notes. Series 2019B Notes in the initial aggregate principal amount of $862,500,000 may be executed by the Company and delivered to the Trustee for authentication by it, and the Trustee shall thereupon authenticate and deliver said Series 2019B Notes to or upon the written order of the Company, signed by any Officer of the Company, without any further corporate action by the Company.
SECTION 602.     Issuance of Amended and Restated Series 2019B Notes following a Successful Remarketing. Series 2019B Notes in the aggregate amount equal to the amount of Series 2019B Notes outstanding at the time of a Successful Remarketing pursuant to Article 9 may be executed by the Company and delivered to the Trustee for authentication by it, and the Trustee shall thereupon authenticate and deliver said Series 2019B Notes as amended and restated substantially in the form attached hereto as Exhibit B upon the written order of the Company, signed by any Officer of the Company, without any further corporate action by the Company. Upon the delivery of such amended and restated Series 2019B Notes, any Series 2019B Notes then outstanding in the Form of Exhibit A shall be cancelled by the Trustee.
ARTICLE 7

RESERVED
ARTICLE 8

SUPPLEMENTAL INDENTURES
SECTION 801.     Supplemental Indentures without Consent of Holders of Series 2019B Notes. In addition to subsections (1) through (11) of Section 901 of the Original Indenture, without the consent of any Holder of a Series 2019B Note, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto to amend the Series 2019B Notes, the Original Indenture (insofar as it relates to the Series 2019B Notes)

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and this Seventh Supplemental Indenture, in form satisfactory to the Trustee (which shall comply with the Trust Indenture Act then in effect), for any one or more of the following purposes:
(a)    following the Purchase Contract Settlement Date, to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Series 2019B Notes pursuant to Section 401 of the Original Indenture, provided that any such action shall not adversely affect the interests of any Holder in any material respect;
(b)    to make any modifications to the Series 2019B Notes permitted pursuant to Section 904 in connection with a Remarketing that is made in accordance with the terms of the Indenture;
(c)    to conform the provisions thereof or hereof to the descriptions thereof or hereof contained in the preliminary prospectus supplement dated August 12, 2019 for the Series 2019B Notes, as supplemented by any free writing prospectus used in connection with the offering of the Equity Units, under the sections entitled “Description of the Equity Units,” “Description of the Purchase Contracts,” “Certain Provisions of the Purchase Contract and Pledge Agreement” and “Description of the Remarketable Junior Subordinated Notes.”
The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, mortgage, pledge or assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under the Indenture or otherwise.
Any supplemental indenture authorized by the provisions of this Section 801 may be executed by the Company and the Trustee without the consent of the Holders of any of the Series 2019B at the time outstanding, notwithstanding any of the provisions of Section 902 of the Original Indenture.
Section 901 of the Original Indenture shall apply, as amended, with respect to the Series 2019B Notes, and any reference in the Original Indenture to such provision shall, for purposes of the Series 2019B Notes, be deemed to refer to such provision as amended by this Section 801.
SECTION 802.     Supplemental Indentures with Consent of Holders of Series 2019B Notes. With the consent of the Holders of not less than a majority in the principal amount of Series 2019B Notes then outstanding (except as otherwise provided in Section 902 of the Original Indenture), the Company, when authorized by a Resolution of the Company, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto or to the Original Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Original Indenture or this Seventh Supplemental Indenture or of modifying in any manner the rights of the Holders of the Series 2019B Notes; provided, however, that, in addition to the restrictions set forth in the proviso contained in Section 902 of the Original Indenture (which shall apply to this Section 802, mutatis mutandis), no supplemental indenture may without the consent of the Holders of each outstanding Series 2019B Note directly affected thereby: (i) modify the Put Right of the Holders of the Series 2019B Notes upon a Failed

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Remarketing in a manner materially adverse to the rights of the Holders, (ii) modify the Remarketing provisions of the Series 2019B Notes in a manner materially adverse to the rights of the Holders or (iii) modify Section 215 hereof in a manner materially adverse to the rights of the Holders, it being understood that any modification of the terms of the Series 2019B Notes permitted pursuant to Section 904 in connection with a Remarketing that is made in accordance with the terms of the Indenture may be made without the consent of any Holders of the Series 2019B Notes. Section 902 of the Original Indenture shall apply, as amended, with respect to the Series 2019B Notes, and any reference in the Original Indenture to such provision shall, for purposes of the Series 2019B Notes, be deemed to refer to this Section 802.
ARTICLE 9

REMARKETING
SECTION 901.     Remarketing Procedures.
(a)    In the case of an Optional Remarketing, unless a Termination Event has occurred prior to the Optional Remarketing Period, or in the case of a Final Remarketing, unless a Successful Optional Remarketing or Termination Event has occurred prior to the Final Remarketing Period, the Company shall engage the Remarketing Agent(s) pursuant to the Remarketing Agreement for the Remarketing of the Series 2019B Notes as set forth under Section 902. The Company shall, no later than (a) in the case of an Optional Remarketing, five Business Days prior to the first day of the Optional Remarketing Period or (b) in the case of a Final Remarketing, seven days prior to the first day of the Final Remarketing Period, request that the Depository or its nominee notify the Beneficial Owners or Depository Participants holding Separate Notes, Corporate Units and Treasury Units, and shall provide a copy of such request to the Trustee, the Collateral Agent and the Purchase Contract Agent, in the case of an Optional Remarketing, of the Company’s intent to attempt an Optional Remarketing in the Applicable Remarketing Period, and in all cases, of the proposed Remarketing Dates and the procedures to be followed in each Remarketing, including the procedures to be followed by Holders of Separate Notes to participate in a Remarketing, the applicable procedures for Holders of Corporate Units to create Treasury Units or Holders of Treasury Units to recreate Corporate Units, as the case may be, the applicable procedures for Holders of Corporate Units to effect an Early Settlement and, in the case of a Final Remarketing, applicable procedures to effect a Cash Settlement and the applicable procedures that must be followed by a Holder of Separate Notes if such Holder wishes to exercise its Put Right or by a Holder of Corporate Units if such Holder elects not to exercise its Put Right.
(b)    At any time after notice is given by the Company in accordance with Section 901(a), other than during a Blackout Period, each Holder of Separate Notes may elect to have Separate Notes held by such Holder remarketed in the applicable Remarketing for which notice was given. A Holder making such an election must notify the Custodial Agent and deliver such Separate Notes to the Custodial Agent in accordance with the provisions set forth in the Purchase Contract and Pledge Agreement. Any such notice and delivery may not be conditioned upon the level at which the Reset Rate is established in the Remarketing. Any such notice and delivery may be withdrawn, other than during a Blackout Period, by notifying the Custodial Agent on or prior to 4:00 p.m., New York City time, on the second Business Day immediately preceding the first

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day of the Applicable Remarketing Period in accordance with the Purchase Contract and Pledge Agreement. Any such notice and delivery not withdrawn in accordance with the immediately preceding sentence will be irrevocable with respect to each Remarketing to occur during the Applicable Remarketing Period. Pursuant to Section 5.02 of the Purchase Contract and Pledge Agreement, by 4:00 p.m., New York City time, on the Business Day immediately preceding the first day of the Applicable Remarketing Period, the Custodial Agent, based on the notices and deliveries received by it prior to such time, shall notify the Remarketing Agent of the aggregate principal amount of Separate Notes surrendered for Remarketing. Pursuant and subject to Section 5.02 of the Purchase Contract and Pledge Agreement, Series 2019B Notes that underlie Applicable Ownership Interests in Notes included in Corporate Units will be deemed surrendered for Remarketing (unless in the case of a final Remarketing, the Holder thereof has duly notified the Purchase Contract Agent of its intent to effect a Cash Settlement and timely paid the Purchase Price) and will be remarketed in accordance with the terms of the Remarketing Agreement and the Purchase Contract and Pledge Agreement.
(c)    The right of each Holder of Remarketed Notes to have such Series 2019B Notes remarketed on any Remarketing Date and sold on any Optional Remarketing Date or Final Remarketing Date, as the case may be, shall be subject to the conditions that (i)(A) the Remarketing Agent conducts any Optional Remarketing or (i)(B) in the case of a Final Remarketing, that no Successful Optional Remarketing has occurred pursuant to the terms of the Remarketing Agreement and the Purchase Contract and Pledge Agreement, (ii) a Termination Event has not occurred prior to the Optional Remarketing Date or Final Remarketing Date, as the case may be, (iii) the Remarketing Agent(s) are able to find a purchaser or purchasers for Remarketed Notes at the Remarketing Price based on the Reset Rate and (iv) each condition precedent to settlement of the Remarketed Notes set forth in the Remarketing Agreement is satisfied or waived.
(d)    Neither the Trustee, the Company, nor the Remarketing Agent(s) shall be obligated in any case to provide funds to make payment upon surrender of Series 2019B Notes for remarketing.
SECTION 902.     Remarketing.
(a)    Unless a Termination Event has occurred prior to such date, if the Company elects to conduct an Optional Remarketing during an Optional Remarketing Period selected by the Company pursuant to the Purchase Contract and Pledge Agreement, the Remarketing Agent shall use its commercially reasonable efforts to remarket the Remarketed Notes at the applicable Remarketing Price as provided in the Remarketing Agreement.
(b)    In the case there is no Successful Optional Remarketing during the Optional Remarketing Period, either because the Remarketing Agent is unable to remarket the Series 2019B Notes at the applicable Remarketing Price or because a condition precedent to the Remarketing has not been satisfied, and unless a Termination Event has occurred prior to such date, during the Final Remarketing Period, the Remarketing Agent shall use its commercially reasonable efforts to remarket the Remarketed Notes at the applicable Remarketing Price as provided in the Remarketing Agreement. The Remarketing on any Remarketing Date will be considered successful if the resulting proceeds are at least equal to the applicable Remarketing Price. The

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Company has the right to postpone any Optional Remarketing for any reason in its sole and absolute discretion. The Company has the right to postpone the Final Remarketing in its sole and absolute discretion on any day prior to the last three Business Days of the Final Remarketing Period.
SECTION 903.     Reset Rate.
(a)    In connection with each Remarketing, in order to remarket the Series 2019B Notes, the Remarketing Agent, in consultation with the Company, may reset the interest rate on the Series 2019B Notes either upward or downward, as provided in the Remarketing Agreement, the new interest rate being referred to herein as the “Reset Rate.”
(b)    Anything herein to the contrary notwithstanding, no Reset Rate shall in any event exceed the maximum rate permitted by applicable law.
(c)    In the event of a Successful Remarketing, the interest rate for the Series 2019B Notes shall be reset on the Remarketing Settlement Date to the applicable Reset Rate as determined by the Remarketing Agent, in consultation with the Company, under the Remarketing Agreement, and the Company shall (1) notify the Trustee by an Officers’ Certificate delivered to the Trustee and (2) request the Depository to notify its Depository Participants holding Series 2019B Notes, in each case, of the Reset Rate no later than 9:00 a.m., New York City time, on the Business Day following the date of the Successful Remarketing. Upon a Successful Remarketing, if the interest rate for the Series 2019B Notes is reset, the Reset Rate shall apply to all outstanding Series 2019B Notes, whether or not the Holders of all outstanding Series 2019B Notes participated in such Remarketing.
(d)    If a reset of the interest rate on the Series 2019B Notes occurs pursuant to a Successful Optional Remarketing, the Reset Rate of the Series 2019B Notes shall be the interest rate determined by the Remarketing Agent(s), in consultation with the Company, pursuant to the Remarketing Agreement, as the interest rate the Series 2019B Notes should bear in order for the Remarketing proceeds to equal at least 100% of the sum of the Treasury Portfolio Purchase Price and the Separate Notes Purchase Price (if any).
(e)    If a reset of the interest rate on the Series 2019B Notes occurs pursuant to a Successful Final Remarketing, the Reset Rate shall be the interest rate determined by the Remarketing Agent(s), in consultation with the Company, pursuant to the Remarketing Agreement, as the rate the Series 2019B Notes should bear in order for the Remarketing proceeds to equal at least 100% of the aggregate principal amount of Series 2019B Notes to be remarketed.
(f)    In the event of a Successful Remarketing, on and after the Remarketing Settlement Date the Series 2019B Notes shall bear interest, to the extent permitted by law, on any overdue principal and interest at the Reset Rate.
(g)    In the event of a Failed Final Remarketing, or if no Applicable Ownership Interests in Notes are included in Corporate Units (or the Holder of each such Corporate Unit has duly notified the Purchase Contract Agent of its intent to effect a Cash Settlement and timely paid the Purchase Price) and none of the Holders of the Separate Notes elect to have their Series 2019B

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Notes remarketed in any Remarketing, the applicable interest rate on the Series 2019B Notes will not be reset and will continue to be the Securities Rate.
(h)    If there is a Failed Remarketing, the Company shall cause a notice of the unsuccessful Remarketing to be published not later than 9:00 a.m., New York City time, on the Business Day following the Applicable Remarketing Period. This notice shall be validly published by furnishing such information on a Current Report on Form 8-K or by making a timely release to any appropriate news agency, including Bloomberg Business News and the Dow Jones News Service.
SECTION 904.     Modification of Terms in Connection with a Successful Remarketing. Following any Successful Remarketing of the Series 2019B Notes:
(a)    the interest rate on the Series 2019B Notes may be reset, pursuant to Section 903;
(b)    interest will be payable on the Series 2019B Notes semi-annually, on February 1 and August 1 of each year;
(c)    the Series 2019B Notes will cease to be redeemable at the Company’s option, and the provisions of Article 3 herein and Article 11 of the Original Indenture will no longer apply to the Series 2019B Notes; and
(d)    the Company will cease to have the ability to defer interest payments on the Series 2019B Notes, and the provisions under Section 401 will no longer apply to the Series 2019B Notes.
Any such modifications shall become effective on the Remarketing Settlement Date.
SECTION 905.     Put Right.
(a)    If there has not been a Successful Remarketing on or prior to the last day of the Final Remarketing Period, Holders of Series 2019B Notes will, subject to this Section 905, have the right (the “Put Right”) to require the Company to purchase such Series 2019B Notes for cash on the Purchase Contract Settlement Date, at a price per Series 2019B Note to be purchased equal to the principal amount of the applicable Series 2019B Note (the “Put Price”).
(b)    The Put Right of a Holder of a Separate Note shall only be exercisable upon delivery of a notice substantially in the form attached as Exhibit C hereto (or, in the case of Global Securities, in accordance with applicable procedures of the Depository), together with such Holder’s Separate Notes, to the Trustee by such Holder at or prior to 5:00 p.m., New York City time, on the second Business Day immediately preceding the Purchase Contract Settlement Date. Such Put Right for a Holder of a Separate Note may be exercised with respect to all or a portion of such Holder’s Separate Notes (so long as such portion is an integral multiple of $1,000 principal amount). Prior to the Purchase Contract Settlement Date, the Company shall deposit with the Trustee immediately available funds in an amount sufficient to pay, on the Purchase Contract Settlement Date, the aggregate Put Price of all Separate Notes with respect to which a Holder has

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exercised a Put Right. In exchange for any Separate Notes surrendered pursuant to the Put Right, the Trustee shall then distribute such amount to the Holders of such Separate Notes.
(c)    If there has not been a Successful Remarketing on or prior to the last day of the Final Remarketing Period, the Put Right of Holders with respect to Series 2019B Notes relating to Applicable Ownership Interests in Notes included in Corporate Units will be deemed to be automatically exercised in accordance with Section 5.02(b) of the Purchase Contract and Pledge Agreement (unless any such Holder has duly notified the Purchase Contract Agent and the Trustee of its intent to effect a Cash Settlement and timely paid the Purchase Price).
(d)    Series 2019B Notes purchased pursuant to the Put Right shall be cancelled by the Trustee.
ARTICLE 10

TAX TREATMENT
SECTION 1001.     Tax Treatment. The Company agrees, and by acceptance of a Corporate Unit or a Separate Note, each Holder (or Beneficial Owner) will be deemed to have agreed for U.S. federal, state and local income tax purposes (unless otherwise required by any taxing authority) (a) to treat each Beneficial Owner of a Corporate Unit as the owner, separately, of each of the applicable Purchase Contract and the applicable interests in the Collateral, including the Series 2019B Notes underlying the Applicable Ownership Interest in Notes constituting a part of such Corporate Unit, (b) to treat the Series 2019B Notes as indebtedness, (c) with respect to Holders who purchase Corporate Units upon issuance, to allocate, as of the Original Issue Date, 50% of a Holder’s purchase price for a Corporate Unit to the portion of the Applicable Ownership Interests in Notes comprising of the Series 2019B Notes and 0% to each Purchase Contract, which will establish each Holder’s initial tax basis in each Purchase Contract as $0 and each Holder’s initial tax basis in each 1/40 undivided beneficial ownership interest in $1,000 principal amount of Series 2019B Notes that comprise a part of each Applicable Ownership Interest in Notes as $25, and (d) in all events, not to take any position for U.S. federal, state or local income tax purposes that is inconsistent with or contrary to the above covenants.
SECTION 1002.     FATCA. The Company agrees (i) to provide the Trustee, the Purchase Contract Agent and the Collateral Agent with such reasonable information as it has in its possession to enable the Trustee, the Purchase Contract Agent and the Collateral Agent to determine whether any payments pursuant to the Indenture are subject to the withholding requirements described in Section 1471(b) of the US Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code and any regulations, or agreements thereunder or official interpretations thereof (“Applicable Law”), and (ii) that the Trustee, the Purchase Contract Agent and the Collateral Agent shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law, for which the Trustee, the Purchase Contract Agent and the Collateral Agent shall not have any liability.

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ARTICLE 11

MISCELLANEOUS PROVISIONS
SECTION 1101.     Recitals by Company. The recitals in this Seventh Supplemental Indenture are made by the Company only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of Series 2019B Notes and of this Seventh Supplemental Indenture as fully and with like effect as if set forth herein in full.
SECTION 1102.     Ratification and Incorporation of Original Indenture. As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture, as supplemented by this Seventh Supplemental Indenture shall be read, taken and construed as one and the same instrument.
SECTION 1103.     Executed in Counterparts. This Seventh Supplemental Indenture may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.
SECTION 1104.     Trustee Not Responsible for Purchase Contract and Pledge Agreement. For the avoidance of doubt, the Trustee shall not be deemed to have any obligation with respect to matters addressed in the Purchase Contract and Pledge Agreement that are not expressly set forth in the Indenture.

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IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officer, all as of the day and year first above written.

THE SOUTHERN COMPANY
By:	/s/Andrew W. Evans
Andrew W. Evans
Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:	/s/Stefan Victory
Stefan Victory Vice President

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EXHIBIT A
FORM OF SERIES 2019B NOTE

[THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SERIES 2019B NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]*
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [CEDE & CO.] OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO [CEDE & CO.], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [CEDE & CO.], HAS AN INTEREST HEREIN.]*
THE NOTES EVIDENCED HEREBY WILL BE ISSUED, AND MAY BE TRANSFERRED, ONLY IN DENOMINATIONS OF $1,000 AND ANY GREATER INTEGRAL MULTIPLE OF $1,000, EXCEPT AS PROVIDED IN THE SEVENTH SUPPLEMENTAL INDENTURE. ANY ATTEMPTED TRANSFER, SALE OR OTHER DISPOSITION OF NOTES IN A DENOMINATION OF NOTES IN A DENOMINATION OF LESS THAN $1,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER EXCEPT AS PROVIDED IN THE SEVENTH SUPPLEMENTAL INDENTURE. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH NOTES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF PAYMENTS IN RESPECT OF SUCH NOTES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH NOTES.

*	Insert in Global Notes.

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THE SOUTHERN COMPANY

[Up to]* $[]
SERIES 2019B REMARKETABLE JUNIOR SUBORDINATED NOTE
DUE AUGUST 1, 2027
Dated: [] [], 20[]

NUMBER []	[CUSIP NO: 842587 DD6]**

Registered Holder:	[ISIN NO: US842587DD65]**
THE SOUTHERN COMPANY, a Delaware corporation (the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to the Registered Holder named above, the principal sum [of Dollars]*** [specified in the Schedule of Increases or Decreases in Notes annexed hereto]* on August 1, 2027 (the “Stated Maturity”), and to pay (subject to deferral as set forth herein) interest thereon at the rate of 2.70% per annum, such interest to accrue from August 16, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, subject to any reset of such interest rate in connection with a Successful Remarketing, as described below. Subject to the Company’s right to defer interest payments as set forth in the Seventh Supplemental Indenture (as defined on the reverse hereof) and to changes in the interest payment dates as set forth in the Seventh Supplemental Indenture in connection with a Successful Remarketing, interest is payable quarterly in arrears on each February 1, May 1, August 1 and November 1, commencing on November 1, 2019 (the “Interest Payment Dates”), until the principal thereof is paid or made available for payment. On and after the Purchase Contract Settlement Date or, if earlier, the Optional Remarketing Settlement Date, interest on this Note will be payable at the relevant Reset Rate or, if the interest rate has not been reset, at the Securities Rate of 2.70% per year. The Reset Rate, if any, shall be established pursuant to the terms of the Indenture and the Remarketing Agreement. If Interest Payments are deferred or otherwise not paid, they will accrue and compound on each Interest Payment Date until paid at the annual rate of 2.70% per annum, to the extent permitted by applicable law.
The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months, and with respect to any period less than a full calendar month, on the basis of the actual number of days elapsed during the period. The interest so payable on an

*	Insert in Global Notes and Series 2019B Notes included in Corporate Units in global form.

**	Insert in Global Notes.

***	Insert in Notes other than (i) Global Notes and (ii) Series 2019B Notes included in Corporate Units in global form.

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Interest Payment Date will be paid to the Person in whose name this Note is registered, at the close of business on the Regular Record Date next preceding such Interest Payment Date; provided that interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for, and that is not deferred as described below, will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or any Series 2019B Note issued upon registration of transfer or exchange thereof) is registered at the close of business on a Special Record Date for the payment of such defaulted interest established in accordance with Section 305 of the Original Indenture or (ii) at any time in any other lawful manner not inconsistent with the requirements of the securities exchange, if any, on which the Series 2019B Notes may be listed, and upon such notice as may be required by such exchange. The “Regular Record Date” with respect to any Interest Payment Date for the Notes, will be the 15th day of the calendar month immediately preceding the calendar month in which the applicable Interest Payment Date falls (or, if such day is not a Business Day, the next preceding Business Day); provided that if any of the Series 2019B Notes or the related Corporate Units are held by a securities depository in book-entry form, the Regular Record Date for such Series 2019B Notes will be the close of business on the Business Day immediately preceding the applicable Interest Payment Date.

If an Interest Payment Date, a Redemption Date or the Stated Maturity of the Series 2019B Notes or the date (if any) on which the Company is required to purchase the Series 2019B Notes falls on a day that is not a Business Day, the applicable payment will be made on the next succeeding Business Day, and no interest shall accrue or be paid in respect of such delay.

This Note may be presented for payment of principal and interest at the Corporate Trust Office of the Trustee, in the Borough of Manhattan, City and State of New York; provided, however, that payment of interest will be made by the Company (i) by check mailed to such address of the person entitled thereto as the address shall appear on the Register of the Notes or (ii) if such Person so requests and designates an account in writing to the Trustee at least five Business Days prior to the relevant Interest Payment Date, by wire transfer to such account. Payment of the principal and interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

The indebtedness evidenced by this Note, including the principal hereof and interest hereon, is, to the extent provided in the Indenture, subordinate and junior in right of payment and upon liquidation to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

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REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.
Dated:

THE SOUTHERN COMPANY

By:
Title:

Attest:

Title:

{Seal of THE SOUTHERN COMPANY appears here}

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CERTIFICATE OF AUTHENTICATION
This is one of the Junior Subordinated Notes referred to in the within-mentioned Indenture.

Dated:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

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(Reverse Side of Note)
This Note is one of a duly authorized issue of Junior Subordinated Notes of the Company (the “Notes”), issued and issuable in one or more series under the Subordinated Note Indenture, dated as of October 1, 2015 (the “Original Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), as heretofore supplemented and as further supplemented by a Seventh Supplemental Indenture, dated as of August 16, 2019, by and between the Company and the Trustee (the “Seventh Supplemental Indenture” and, together with the Original Indenture, as it may be hereafter supplemented or amended from time to time, the “Indenture”). Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders (the word “Holder” or “Holders” meaning the registered holder or registered holders) of the Notes. This Note is one of the series designated on the face hereof (the “Series 2019B Notes”) which is limited in aggregate principal amount to $862,500,000. Capitalized terms used herein but not defined herein shall have the respective meanings assigned thereto in the Indenture.
As provided in and subject to the provisions of the Indenture, if there has been a Failed Final Remarketing, the Company may, at its option, redeem the Series 2019B Notes, in whole or in part, from time to time on or after August 1, 2024, upon not less than 30 nor more than 60 days’ notice, at a Redemption Price equal to the principal amount of the Series 2019B Notes being redeemed plus accrued and unpaid interest (including any Additional Interest), if any, on the Series 2019B Notes being redeemed, to but excluding the Redemption Date, in accordance with Article 11 of the Original Indenture and Article 3 of the Seventh Supplemental Indenture.
The Series 2019B Notes shall be remarketed as provided in the Seventh Supplemental Indenture. In connection with a Successful Remarketing, the Remarketing Agent, in consultation with the Company, may reset the interest rate. Following any Successful Remarketing of the Series 2019B Notes, the interest will be payable semi-annually, on February 1 and August 1 of each year, the Series 2019B Notes will cease to be redeemable at the Company’s option and the Company will cease to have the ability to defer interest payments on the Series 2019B Notes.
Pursuant to the Seventh Supplemental Indenture, if there has not been a Successful Remarketing prior to the end of the Final Remarketing Period, Holders of the Series 2019B Notes will have the right to require the Company to purchase such Series 2019B Notes for cash on the Purchase Contract Settlement Date at a price per Series 2019B Note to be purchased equal to the principal amount of the applicable Series 2019B Note.

The Series 2019B Notes are not subject to the operation of any sinking fund and, except as set forth in the Seventh Supplemental Indenture, are not repayable at the option of a Holder thereof prior to the Stated Maturity.
If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

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The provisions of Section 401 of the Original Indenture shall not apply to the Series 2019B Notes to the extent the provisions of Section 401 would allow for satisfaction and discharge of the Series 2019B Notes prior to the Stated Maturity.
The Company will not pay any additional amounts to any Holder in respect of any tax, assessment or governmental charge.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Pursuant to the Seventh Supplemental Indenture, Series 2019B Notes comprising a part of Applicable Ownership Interests in Notes that are no longer a component of the Corporate Units and are released from the Collateral Account will be initially issued as Global Notes. Except upon recreation of Corporate Units and except as otherwise provided in the Indenture, Series 2019B Notes represented by Global Notes will not be exchangeable for, and will not otherwise be issuable as, Series 2019B Notes in certificated form. Unless and until such Global Notes are exchanged for Series 2019B Notes in certificated form, Global Notes may be transferred, in whole but not in part, and any payments on the Series 2019B Notes shall be made, only to the Depository or a nominee of the Depository, or to a successor Depository selected or approved by the Company or to a nominee of such successor Depository.

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By acceptance of this Note or a beneficial interest in this Note, each Holder hereof and any Person acquiring a beneficial interest herein, for United States federal, state and local tax purposes, agrees to treat this Note as indebtedness and to take other positions for such tax purposes as set forth in the Seventh Supplemental Indenture.
Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
No recourse shall be had for the payment of the principal of or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture, against any stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as a part of the consideration for the issue hereof, expressly waived and released.
This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

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ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common	UNIF GIFT MIN ACT- _______ Custodian ________ (Cust) (Minor)
TEN ENT- as tenants by the entireties
JT TEN- as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ___________________ (State)
Additional abbreviations may also be used though not on the above list.
FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto
_____________________________________________________________________________
(please insert Social Security or other identifying number of assignee)
_____________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE
_____________________________________________________________________________
_____________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing
_____________________________________________________________________________
_____________________________________________________________________________
agent to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

39741868

SCHEDULE OF INCREASES OR DECREASES IN THIS NOTE
The initial principal amount of this Note is: $
Changes to Principal Amount of [Global] Note

Date	Principal Amount by which this Note is to be Decreased or Increased and the Reason for the Decrease or Increase	Remaining Principal Amount of this Note	Signature of Authorized Signatory of Trustee

39741868

EXHIBIT B
FORM OF SERIES 2019B NOTE
(FOLLOWING A SUCCESSFUL REMARKETING)
[THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SERIES 2019B NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]*
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [CEDE & CO.] OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO [CEDE & CO.], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [CEDE & CO.], HAS AN INTEREST HEREIN.]*
THE NOTES EVIDENCED HEREBY WILL BE ISSUED, AND MAY BE TRANSFERRED, ONLY IN DENOMINATIONS OF $1,000 AND ANY GREATER INTEGRAL MULTIPLE OF $1,000. ANY ATTEMPTED TRANSFER, SALE OR OTHER DISPOSITION OF NOTES IN A DENOMINATION OF NOTES IN A DENOMINATION OF LESS THAN $1,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH NOTES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF PAYMENTS IN RESPECT OF SUCH NOTES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH NOTES.

*	Insert in Global Notes.

39741868

THE SOUTHERN COMPANY

[Up to]* $[]
SERIES 2019B REMARKETABLE JUNIOR SUBORDINATED NOTE
DUE AUGUST 1, 2027
Dated: [] [], 20[]

NUMBER []	[CUSIP NO: 842587 DD6]*

Registered Holder:	[ISIN NO: US842587DD65]*
THE SOUTHERN COMPANY, a Delaware corporation (the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to the Registered Holder named above, the principal sum [of Dollars]** [specified in the Schedule of Increases or Decreases in Notes annexed hereto]* on August 1, 2027 (the “Stated Maturity”), and to pay (subject to deferral as set forth herein) interest thereon at the rate of [__]% per annum, such interest to accrue from [______] [__], 2022 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest is payable semi-annually in arrears on each February 1 and August 1, commencing on [_______] [__], 20[__] (the “Interest Payment Dates”), until the principal thereof is paid or made available for payment, provided that any principal, and any such installment of interest, that is overdue shall bear interest at the rate of [__]% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.
The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months, and with respect to any period less than a full calendar month, on the basis of the actual number of days elapsed during the period. The interest so payable on an Interest Payment Date will be paid to the Person in whose name this Note is registered, at the close of business on the Regular Record Date next preceding such Interest Payment Date; provided that interest payable at Stated Maturity will be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for with forthwith

*	Insert in Global Notes and Series 2019B Notes included in Corporate Units in global form.

**	Insert in Global Notes.

***	Insert in Notes other than (i) Global Notes and (ii) Series 2019B Notes included in Corporate Units in global form.

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cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or any Series 2019B Note issued upon registration of transfer or exchange thereof) is registered at the close of business on a Special Record Date for the payment of such defaulted interest established in accordance with Section 305 of the Original Indenture or (ii) at any time in any other lawful manner not inconsistent with the requirements of the securities exchange, if any, on which the Series 2019B Notes may be listed, and upon such notice as may be required by such exchange. The “Regular Record Date” with respect to any Interest Payment Date for the Notes, will be the 15th day of the calendar month immediately preceding the calendar month in which the applicable Interest Payment Date falls (or, if such day is not a Business Day, the next preceding Business Day); provided that if any of the Series 2019B Notes are held by a securities depository in book-entry form, the Regular Record Date for such Series 2019B Notes will be the close of business on the Business Day immediately preceding the applicable Interest Payment Date.
If an Interest Payment Date or the Stated Maturity of the Series 2019B Notes falls on a day that is not a Business Day, the applicable payment will be made on the next succeeding Business Day, and no interest shall accrue or be paid in respect of such delay.
This Note may be presented for payment of principal and interest at the office of the Corporate Trust Office of the Trustee, in the Borough of Manhattan, City and State of New York; provided, however, that payment of interest will be made by the Company (i) by check mailed to such address of the person entitled thereto as the address shall appear on the Register of the Notes or (ii) if such Person so requests and designates an account in writing to the Trustee at least five Business Days prior to the relevant Interest Payment Date, by wire transfer to such account. Payment of the principal and interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
The indebtedness evidenced by this Note, including the principal hereof and interest hereon, is, to the extent provided in the Indenture, subordinate and junior in right of payment and upon liquidation to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.
REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.
Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

39741868

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.
Dated:

THE SOUTHERN COMPANY

By:
Title:

Attest:

Title:

{Seal of THE SOUTHERN COMPANY appears here}

39741868

CERTIFICATE OF AUTHENTICATION
This is one of the Junior Subordinated Notes referred to in the within-mentioned Indenture.

Dated:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

39741868

(Reverse Side of Note)
This Note is one of a duly authorized issue of Junior Subordinated Notes of the Company (the “Notes”), issued and issuable in one or more series under the Subordinated Note Indenture, dated as of October 1, 2015 (the “Original Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), as heretofore supplemented and as further supplemented by a Seventh Supplemental Indenture, dated as of August 16, 2019, by and between the Company and the Trustee (the “Seventh Supplemental Indenture” and, together with the Original Indenture, as it may be hereafter supplemented or amended from time to time, the “Indenture”). Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders (the word “Holder” or “Holders” meaning the registered holder or registered holders) of the Notes. This Note is one of the series designated on the face hereof (the “Series 2019B Notes”) which is limited in aggregate principal amount to $[_______]. Capitalized terms used herein but not defined herein shall have the respective meanings assigned thereto in the Indenture.
The Company may not redeem the Series 2019B Notes prior to maturity.

The Series 2019B Notes are not subject to the operation of any sinking fund and are not repayable at the option of a Holder thereof prior to the Stated Maturity.
If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.
The provisions of Section 401 of the Original Indenture shall not apply to the Series 2019B Notes to the extent the provisions of Section 401 would allow for satisfaction and discharge of the Series 2019B Notes prior to the Stated Maturity.
The Company will not pay any additional amounts to any Holder in respect of any tax, assessment or governmental charge.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay

39741868

the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Except as otherwise provided in the Indenture, Series 2019B Notes represented by Global Notes will not be exchangeable for, and will not otherwise be issuable as, Series 2019B Notes in certificated form. Unless and until such Global Notes are exchanged for Series 2019B Notes in certificated form, Global Notes may be transferred, in whole but not in part, and any payments on the Series 2019B Notes shall be made, only to the Depository or a nominee of the Depository, or to a successor Depository selected or approved by the Company or to a nominee of such successor Depository.
By acceptance of this Note or a beneficial interest in this Note, each Holder hereof and any Person acquiring a beneficial interest herein, for United States federal, state and local tax purposes, agrees to treat this Note as indebtedness and to take other positions for such tax purposes as set forth in the Seventh Supplemental Indenture.
Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
No recourse shall be had for the payment of the principal of or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture, against any stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as a part of the consideration for the issue hereof, expressly waived and released.
This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

39741868

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common	UNIF GIFT MIN ACT- _______ Custodian ________ (Cust) (Minor)
TEN ENT- as tenants by the entireties
JT TEN- as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ___________________ (State)
Additional abbreviations may also be used though not on the above list.
FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto
_____________________________________________________________________________
(please insert Social Security or other identifying number of assignee)
_____________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE
_____________________________________________________________________________
_____________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing
_____________________________________________________________________________
_____________________________________________________________________________
agent to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

39741868

SCHEDULE OF INCREASES OR DECREASES IN THIS NOTE
The initial principal amount of this Note is: $
Changes to Principal Amount of [Global] Note

Date	Principal Amount by which this Note is to be Decreased or Increased and the Reason for the Decrease or Increase	Remaining Principal Amount of this Note	Signature of Authorized Signatory of Trustee

39741868

EXHIBIT C
FORM OF PUT NOTICE

TO:	The Southern Company
Wells Fargo Bank, National Association
DAPS Reorg
MAC N9300-070
600 Fourth Street
Minneapolis, MN 55402
Email: DAPSReorg@wellsfargo.com
Phone: (800) 344-5128
Fax: (800) 969-1290

Wells Fargo Bank, National Association
Attn: Corporate Trust Dept. – Southern Company Administrator
150 East 42nd Street – 40th Floor
New York, NY 10017
Email: Raymond.dellicolli@wellsfargo.com
Fax: (917) 260-1593
Please refer to the Subordinated Note Indenture, dated as of October 1, 2015 (the “Original Indenture”), between The Southern Company (the “Company”) and Wells Fargo Bank, National Association (herein called the “Trustee”), as heretofore supplemented and as further supplemented by a Seventh Supplemental Indenture dated as of August 16, 2019 (the “Seventh Supplemental Indenture” and, together with the Original Indenture, as it may be hereafter supplemented or amended from time to time, the “Indenture”), by and between the Company and the Trustee. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.
The undersigned registered Holder of the Series 2019B Note designated below, which is being delivered to the Trustee herewith, hereby requests and instructs the Company to purchase such Series 2019B Note or the portion thereof specified below (so long as such portion is in a principal amount of $1,000 or an integral multiple thereof), in accordance with the terms of the Indenture, at the price of 100% of the principal amount of such Series 2019B Note (or portion thereof). The Series 2019B Note (or portion thereof) shall be purchased by the Company as of the Purchase Contract Settlement Date pursuant to the terms and conditions specified in the Indenture.
Dated:
Signature:

C-1
39741868

NOTICE: The above signature of the Holder hereof must correspond with the name as written upon the face of the Series 2019B Note in every particular without alteration or enlargement or any change whatever.
Signature Guarantee:
Note Certificate Number (if applicable):
Principal Amount:
Portion to be purchased if other than the Principal Amount set forth above:
Social Security or Other Taxpayer Identification Number:
DTC Account Number (if applicable):

Name of Account Party (if applicable):
PAYMENT INSTRUCTIONS: The purchase price of the Series 2019B Note should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below.

Name(s):
(Please Print)
Address
(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)

C-2
39741868